                                   EXHIBIT 24
                  POWERS OF ATTORNEY OF DIRECTORS AND CERTAIN
                             OFFICERS OF REGISTRANT

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                       /s/ James Bomberg
                                      ------------------------------------------
                                       James Bomberg,
                                       Director











                                      24-1

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ J. Michael Bartels
                                      ------------------------------------------
                                       J. Michael Bartels,
                                       Director















                                      24-2

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Duane Cherek
                                      ------------------------------------------
                                       Duane Cherek,
                                       Director

















                                      24-3

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Thomas Gapinski
                                      ------------------------------------------
                                       Thomas Gapinski,
                                       Director























                                      24-4

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Casimir S. Janiszewski
                                      ------------------------------------------
                                       Casimir S. Janiszewski,
                                       Director



















                                      24-5

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ James Kacmarcik
                                      ------------------------------------------
                                       James Kacmarcik,
                                       Director



















                                      24-6

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                    /s/ David Kaczynski
                                    ------------------------------------------
                                     David Kaczynski,
                                     Director


















                                      24-7

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                    /s/ Conrad Kaminski
                                    ------------------------------------------
                                     Conrad Kaminski,
                                     Director



















                                      24-8

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                    /s/ Nicholas Logarakis
                                    ------------------------------------------
                                     Nicholas Logarakis,
                                     Director






















                                      24-9

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Gervaise Rose
                                      ------------------------------------------
                                       Gervaise Rose,
                                       Director

















                                      24-10

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                       /s/ Jerome Sarnowski
                                      ------------------------------------------
                                       Jerome Sarnowski,
                                       Director





















                                      24-11

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ James Sass
                                      ------------------------------------------
                                       James Sass,
                                       Director
























                                      24-12

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Thomas Sheehan
                                      ------------------------------------------
                                       Thomas Sheehan,
                                       Director


















                                      24-13

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of CBOC., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2000.

                                      /s/ Keith Winters
                                      ------------------------------------------
                                       Keith Winters,
                                       Director

























                                     24-14